Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made as of January 10, 2005, among Oxford Industries, Inc., a Georgia corporation, Oxford of South Carolina, Inc., a South Carolina corporation, and Viewpoint International, Inc., a Delaware corporation, as Borrowers, the Domestic Subsidiaries of the Borrowers party to the Credit Agreement (defined below) as Guarantors, the Lenders (as defined in the Credit Agreement) party hereto, and SunTrust Bank, as the Administrative Agent,

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders, the financial institutions party thereto as Issuing Banks and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 28, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties wish to amend the Credit Agreement set forth herein upon the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

1. Amendment to Credit Agreement. Section 8.7 of the Credit Agreement, Liquidation; Change in Ownership, Name or Year; Disposition or Acquisition of Assets, Etc., is hereby amended to delete the word “and” immediately prior to subsection (b)(vi) thereof and by inserting the following text immediately following subsection (b)(vi) thereof:

“; and (vii) any Borrower Party may transfer all or any portion of its assets to any other Borrower Party so long as (A) no Default or Event of Default has occurred and is continuing; (B) the transferor Borrower Party immediately gives written notice of such transfer to the Administrative Agent; and (C) each Borrower Party takes all action and executes and delivers all documents reasonably requested by the Administrative Agent to perfect or continue the perfection of the Administrative Agent’s (on behalf of, and for the benefit of, the Lender Group) security interest in the Collateral.”

2. No Other Amendment or Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or Issuing Banks under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendment expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Lenders or the Issuing Banks at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders or the Issuing Banks to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s or the Lenders’ security interests in, security titles to, or other Liens on, any Collateral for the Obligations.

3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Administrative Agent, on behalf of the Issuing Banks and the Lenders, shall have received, in form and substance satisfactory to it:

(a) counterparts to this Amendment duly executed by the Borrowers and the Majority Lenders; and

(b) such other information, documents, instruments or approvals as the Administrative Agent may require.

4. Representations and Warranties of Borrower Parties. Each Borrower Party represents and warrants as follows:

(a) Such Borrower Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

(b) The execution, delivery and performance by such Borrower Party of this Amendment and the Loan Documents, as amended hereby, are within such Borrower Party’s legal powers, have been duly authorized by all necessary company action and do not contravene (i) such Borrower Party’s organizational documents, or (ii) law or contractual restrictions binding on or affecting such Borrower Party;

(c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by such Borrower Party of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower Party is or will be a party;

(d) This Amendment and each of the other Loan Documents, as amended hereby, to which such Borrower Party is a party constitute legal, valid and binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with their respective terms; and

(e) No Default or Event of Default exists.

5. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

6. Costs, Expenses and Taxes. Borrowers agree to pay on demand all out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof, except to the extent otherwise provided in the Loan Documents.

8. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Amendment in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers in Atlanta, Georgia, all as of the day and year first above written.

BORROWERS:	OXFORD INDUSTRIES, INC., as a Borrower,

	By:	/s/ J. Reese Lanier, Jr.
		Name:	J. Reese Lanier, Jr.
		Title:	Senior Vice President and Treasurer

	Attest:	/s/ Dominic C. Mazzone
		Name:	Dominic C. Mazzone
		Title:	Vice President, General Counsel and Secretary

OXFORD OF SOUTH CAROLINA, INC., as a Borrower

	By:	/s/ J. Reese Lanier, Jr.
		Name:	J. Reese Lanier, Jr.
		Title:	Vice President and Treasurer

	Attest:	/s/ Dominic C. Mazzone
		Name:	Dominic C. Mazzone
		Title:	Vice President and Secretary

VIEWPOINT INTERNATIONAL, INC., as a Borrower

	By:	/s/ J. Reese Lanier, Jr.
		Name:	J. Reese Lanier, Jr.
		Title:	Vice President and Treasurer

	Attest:	/s/ Dominic C. Mazzone
		Name:	Dominic C. Mazzone
		Title:	Vice President and Secretary

GUARANTORS:	LIONSHEAD CLOTHING COMPANY, a Delaware corporation

	By:	/s/ J. Reese Lanier, Jr.
		Name:	J. Reese Lanier, Jr.
		Title:	Vice President and Treasurer

	Attest:	/s/ Dominic C. Mazzone
		Name:	Dominic C. Mazzone
		Title:	Vice President and Secretary

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MERONA INDUSTRIES, INC., a Delaware corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

Attest:	/s/ Dominic C. Mazzone
	Name:	Dominic C. Mazzone
	Title:	Vice President and Secretary

OXFORD CARRIBBEAN, INC., a Delaware corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

Attest:	/s/ Dominic C. Mazzone
	Name:	Dominic C. Mazzone
	Title:	Vice President and Secretary

BEN SHERMAN CLOTHING, INC., a Georgia corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

Attest:	/s/ Dominic C. Mazzone
	Name:	Dominic C. Mazzone
	Title:	Vice President and Secretary

OXFORD GARMET, INC., a Delaware corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

Attest:	/s/ Dominic C. Mazzone
	Name:	Dominic C. Mazzone
	Title:	Vice President and Secretary

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

OXFORD INTERNATIONAL, INC., a Georgia corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

Attest:	/s/ Dominic C. Mazzone
	Name:	Dominic C. Mazzone
	Title:	Vice President and Secretary

TOMMY BAHAMA R&R HOLDINGS, INC., a Delaware corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

TOMMY BAHAMA BEVERAGES, LLC, a Delaware limited liability company

By:	Tommy Bahama R & R Holdings, Inc., a Delaware corporation, as its sole member

By:	/s/ J. Reese Lanier, Jr.
Name:	J. Reese Lanier, Jr.
Title:	Vice President and Treasurer

TOMMY BAHAMA TEXAS BEVERAGES, LLC, a Texas limited liability company

By:	Tommy Bahama Beverages, LLC, a Delaware limited liability company, as its sole member

	By:	Tommy Bahama R & R Holdings, Inc., a Delaware corporation, as its sole member

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PIEDMONT APPAREL CORPORATION, a Delaware corporation

By:	/s/ J. Reese Lanier, Jr.
	Name:	J. Reese Lanier, Jr.
	Title:	Vice President and Treasurer

Attest:	/s/ Dominic C. Mazzone
	Name:	Dominic C. Mazzone
	Title:	Vice President and Secretary

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDER GROUP:	SUNTRUST BANK, as the Administrative Agent, an Issuing Bank and a Lender

	By:	/s/ Patrick M. Stevens
		Name:	Patrick M. Stevens
		Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Douglas J. Bolt
	Name:	Douglas J. Bolt
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ C. Mark Smith
	Name:	C. Mark Smith
	Title:	Duly Authorized Signatory

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BUSINESS CREDIT (USA) INC., as a Lender

By:	/s/ Dan Burb
	Name:	Dan Burb
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, as a Lender

By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SHANGHAI COMMERCIAL BANK LTD., as a Lender and an Issuing Bank

By:	/s/ Timothy Chan
	Name:	Timothy Chan
	Title:	VPOX Manager

By:	/s/ Chin N. Wu
	Name:	Chin N. Wu
	Title:	AVP

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/ William Johannesen
	Name:	William Johannesen
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Anne L. Sayles
	Name:	Anne L. Sayles
	Title:	Senior Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION (formerly HSBC Bank USA), as an Issuing Bank

By:	/s/ Barbara Baltas
	Name:	Barbara Baltas
	Title:	FVP

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James A. Fink
	Name:	James A. Fink
	Title:	Managing Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT